"THIS FORM OF PROXY REPLACES THE FORM OF PROXY PREVIOUSLY FILED WITH THE DEFINITIVE PROXY MATERIAL EARLIER TODAY ON MARCH 24, 1994."
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                                  AMETEK, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Walter E. Blankley, Lewis G. Cole and Robert
W. Yannarell, or a majority of those present and acting, or, if only one is present, then that one, proxies, with full power of substitution, to vote all stock of AMETEK, INC. which the undersigned is entitled to vote at the Company's Annual Meeting to be held at Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Tuesday, April 26, 1994, at two o'clock in the afternoon, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

                         (TO BE SIGNED ON REVERSE SIDE)

                                                              SEE REVERSE
                                                                  SIDE
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[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

UNLESS OTHERWISE SPECIFIED, THE UNDERSIGNED'S VOTE IS TO BE CAST FOR ALL OF THE BOARD OF DIRECTORS NOMINEES, FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSAL 4, ALL AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

                 FOR ALL NOMINEES             WITHHOLD AUTHORITY
1. Election of
   Directors:          [_]                           [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF DIRECTORS.
- -------------------------------------------------------------------
Walter E. Blankley, Lewis G. Cole, Helmut N. Friedlaender, Sheldon S. Gordon, Charles D. Klein, David P. Steinmann, Elizabeth R. Varet

INSTRUCTION: To withhold authority to vote for any individual nominee, place an "X' in the box on the left (FOR ALL NOMINEES) and write that nominee's name in the space provided below.

- -------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.
- ---------------------------------------------------------------

                               FOR       AGAINST        ABSTAIN
2. Amendment to Certificate
   of Incorporation:           [_]         [_]            [_]

3. Appointment of Ernst &
   Young as Auditors:          [_]         [_]            [_]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST SHAREHOLDER PROPOSAL 4.
- ------------------------------------------------------------------------

4. Shareholder proposal
   regarding reconstitution
   of Board of Directors:      [_]         [_]            [_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   Receipt of the notice of said meeting and of the Proxy Statement and Annual Report of Ametek, Inc. accompanying the same is hereby acknowledged.

   Please date, sign and return this proxy in the enclosed envelope.


SIGNATURE(S) ____________________________________________DATED____________,1994

_________________________________________________________DATED____________,1994

NOTE: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares held in the name of two or more persons, all should sign.